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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                          CURRENT REPORT ON FORM 8-K



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 15, 1998


                          CANARGO ENERGY CORPORATION
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            (Exact name of registrant as specified in its charter)



        Delaware                        0-9147                  91-0881481
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)



1580, 727-7th Avenue SW, Calgary, Alberta                        T2P 0Z5
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code     403-777-1185


                           Fountain Oil Incorporated
            1400 Broadfield Blvd., Suite 100, Houston, Texas  77084
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         (Former name or former address, if changed since last report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        In connection with the Registrant's acquisition of all of the common shares of CanArgo Oil and Gas Inc., formerly known as CanArgo Energy Inc. ("CAOG"), a majority of the directors of Registrant changed. In accordance with the Amended and Restated Combination Agreement between Registrant and CAOG dated as of February 2, 1998 (the "Combination Agreement"), Michael Binnion, J.F. Russell Hammond, Peder Paus and David Robson were elected as directors of Registrant effective July 15, 1998 to succeed Einar Bandlien, Stanley D. Heckman, Eugene J. Meyers and Oistein Nyberg, who resigned. Messrs. Binnion, Hammond and Robson had been directors of CAOG.

        For more information regarding this change in the composition of the Registrant's Board of Directors, see Registrant's Registration Statement on Form S-3, as amended, File No. 333-48287 (the "Registration Statement"), which is incorporated herein by reference.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Effective July 15, 1998, Registrant and CAOG consummated a transaction (the "Transaction") pursuant to the Combination Agreement whereby the Registrant became the owner of all of CAOG's common shares and approximately 9,975,000 shares of the Registrant's Common Stock, par value ten cents ($0.10) per share ("Common Stock"), are issuable to the former holders of CAOG's common stock and persons who prior to the Transaction were entitled to receive shares of CAOG's common stock without the payment of additional consideration on the basis of an exchange ratio of 0.8 share of Registrant's Common Stock (as presently constituted following a one-for-two reverse stock split effective July 15, 1998) for each CAOG common share outstanding or issuable immediately prior to the Transaction. Completion of the transaction was approved by Registrant's stockholders, CAOG's shareholders and the Ontario Court (General Division).

        The consideration was determined on the basis of negotiations between Registrant and CAOG, which resulted in a conclusion that in a business combination involving the Registrant and CAOG approximately equal value should be accorded each of the two constituent companies on a fully diluted basis.

        The principal physical assets acquired by Registrant through the Transaction are oil and gas properties located in the Republic of Georgia, utilized by CAOG in the business of oil and gas exploration and production. Registrant intends to continue such use.

        For more information regarding the Transaction, the Combination Agreement, the nature and amount of consideration paid in the Transaction, the process and principles by which the amount of such consideration was determined, CAOG and CAOG's assets, see the Registration Statement, which is incorporated herein by reference.

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ITEM 5. OTHER EVENTS

        On July 15, 1998, Registrant amended its Certificate of Incorporation
(i) to change its name from Fountain Oil Incorporated to CanArgo Energy Corporation and (ii) to effect a one-for-two reverse stock split.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Incorporated herein by reference to the Registration Statement, in which they are included, are: the consolidated balance sheet of CAOG as at December 31, 1997 and the consolidated statements of operations and deficit and cash flows for the six month period then ended audited by Ernst & Young, Chartered Accountants; the unaudited consolidated balance sheet of CAOG as at March 31, 1998 and the consolidated statements of operations and deficit and cash flows for the three month period then ended; the balance sheet of Ninotsminda Oil Company Limited ("NOC") as at June 30, 1997 and December 31, 1996 and the statements of operations and retained earnings and cash flows for the six month period ended June 30, 1997 and the period from October 24, 1995 to December 31, 1996 audited by Ernst & Young, Chartered Accountants; and the unaudited balance sheet of NOC as at March 31, 1997 and the statements of operations and retained earnings and cash flows for the three month period then ended.

        (b) The pro forma financial information required by this Item is incorporated herein by reference to the Registration Statement, in which it is included.

        (c) Exhibits

2(1) Amended and Restated Combination Agreement between Fountain Oil Incorporated and CanArgo Energy Inc. dated as of February 2, 1998 (Incorporated herein by reference from the Registration Statement, in which it is included).

2(2) Voting, Support and Exchange Trust Agreement (Incorporated herein by reference from the Registration Statement, in which it is included).

3(1)  Registrant's Certificate of Incorporation and amendments thereto.

23(1) Consent of PricewaterhouseCoopers LLP independent accountants.

23(2) Consent of Ernst & Young, Chartered Accountants, Calgary, Canada.

23(3) Consent of Ernst & Young, Chartered Accountants, Limassol, Cyprus.

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                                    SIGNATURES
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   Pursuant to the requirement of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CANARGO ENERGY CORPORATION


Date:   July 24, 1998                  By:  /s/Susan E. Palmer
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                                            Susan E. Palmer
                                            Corporate Secretary




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                                 EXHIBIT INDEX


                                                                      FILED WITH
EXHIBIT                                                                  THIS
NUMBER       EXHIBIT                                                    REPORT
-------      -------                                                  ----------

2(1) Amended and Restated Combination Agreement between Fountain Oil Incorporated and CanArgo Energy Inc. dated as of February 2, 1998 (Incorporated herein by reference from Form S-3 Registration Statement,
             File No. 333-48287 filed on June 9, 1998).

2(2)         Voting, Support and Exchange Trust Agreement
             (Incorporated herein by reference as Annex G from Form S-3 Registration Statement, File No. 333-48287 filed on June 9, 1998).

3(1)         Registrant's Certificate of Incorporation and
             amendments thereto.                                          X

23(1)        Consent of PricewaterhouseCoopers LLP independent
             accountants.                                                 X

23(2)        Consent of Ernst & Young, Chartered Accountants,
             Calgary, Canada.                                             X

23(2)        Consent of Ernst & Young, Chartered Accountants,
             Limassol, Cyprus.                                            X